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DATE:    11/14/03

TO:      All Media

FROM:    Standard Management
         10689 N. Pennsylvania Street
         Indianapolis, Indiana 46280

CONTACT: Michael B. Berry
         Investor Relations
         Phone: 317-574-2865


            STANDARD MANAGEMENT REPORTS THIRD QUARTER 2003 RESULTS

(Indianapolis, IN) Standard Management Corporation (the "Company", "Standard Management", or "SMAN"; Nasdaq: SMAN, www.SMAN.com) reported a net loss of $3.2 million or $.39 per diluted share for the quarter ended September 30, 2003. The Company results were primarily driven by a loss of $.19 per diluted share relating to the continued development of our U.S. Health Services ("USHS") platform, necessary to generate planned growth initiatives, and $.12 per diluted share resulting from reduced spread income in our Financial Services segment.

Ronald D. Hunter, Chairman, Standard Management Corporation stated, "The Company is involved in two growing businesses. We believe that our investors are well served by the reinvestment of capital in both the Financial and Health Service segments. Subsequent to quarter's end, A.M. Best reaffirmed the secure rating of its subsidiary Standard Life Insurance Company of Indiana at B+ (Very
Good)."

Hunter continued, "The current rising interest rate environment and improving credit markets are assisting us in achieving our target spreads on new business written."

INCOME FROM CONTINUING OPERATIONS

For the quarter ended September 30, 2003, loss from continuing operations was $2.9 million, or $.36 per diluted share, compared to a loss of $6.8 million, or $.85 per diluted share for the third quarter of 2002.

FINANCIAL SERVICES: Net income for the current quarter was $.2 million, or $.02 per diluted share, compared to a $3.9 million net loss or $.48 per diluted share for the comparable prior year quarter. The current period net income included net realized investment losses of $.2 million, or $.02 per diluted share, and reduced spread income of $.12 per diluted share due to the decline in net investment income yield, which has declined faster than we were able to reduce credited rates. The comparable prior year quarter included net realized investment losses of $.7 million, or $.09 per diluted share, and charges of $.64 per diluted share from the accelerated amortization of deferred acquisition costs ("DAC"), and $.06 per diluted share from the write-off and legal costs related to the recovery of an agency receivable balance.

HEALTH SERVICES: Current period net loss per diluted share was $.19, compared to a $.04 loss for the comparable prior year period. The current period loss included additional expenses associated with the continued development of U. S. Health Service's operating platform and infrastructure, as well as ongoing concentrated marketing initiatives.

OTHER SERVICES: Current period net loss per diluted share was $.19, compared to the prior period net loss of $.33 per diluted share. The prior period was negatively impacted by $.08 per diluted share from net realized investment losses.

ASSETS

Total assets increased 14% to $1.95 billion at September 30, 2003, up from $1.72 billion at year-end 2002.

SHAREHOLDERS' EQUITY/BOOK VALUE

Shareholders' equity, excluding unrealized investment gains and losses, was $80.0 million at September 30, 2003 compared to $76.0 million at December 31, 2002. Diluted book value per share, excluding unrealized investment gains and losses, was $9.66 per share at September 30, 2003 compared to $9.62 per share at December 31, 2002.

Shareholders' equity as reported in the consolidated balance sheet was $88.4 million at September 30, 2003 compared to $87.7 million at December 31, 2002. Diluted book value per share was reported as $10.67 at September 30, 2003 compared to $11.10 at December 31, 2002.

Other Services: Consists of revenues and expenses primarily related to corporate operations and financing costs.

Standard Management is a financial holding company headquartered in Indianapolis, IN. Information about the company can be obtained by calling the Investor Relations Department at 317-574-2865 or via the Internet at http://www.SMAN.com.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 37A of the Securities Exchange Act of 1934, including statements regarding the company's hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include, but are not limited to, expectation of growth rates, new business, and acquisitions.

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                STANDARD MANAGEMENT CORPORATION (NASDAQ: SMAN)
          (Unaudited, dollars in thousands, except per share amounts)
                 CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                                                             Three Months Ended                  Year to Date
                                                                                September 30                     September 30
                                                                        ----------------------------     --------------------------
                                                                            2003             2002           2003           2002
                                                                        -----------      -----------     -----------    -----------
RESULTS OF OPERATIONS

  Revenues                                                              $   25,678       $   17,327      $   98,500     $   46,736
                                                                        ==========       ==========      ==========     ==========

  Income (loss) from continuing operations:
           Financial Services                                           $      192       $   (3,891)     $    8,309     $   (5,348)
           Health Services                                                  (1,603)            (325)         (3,082)          (369)
           Other Services                                                   (1,526)          (2,621)         (5,121)        (3,492)
                                                                        ----------       ----------      ----------     ----------
  Income (loss) from continuing operations                                  (2,937)          (6,837)            106         (9,209)

  Income from discontinued operations                                         --               --              --            1,068
  Gain (loss) on sale of discontinued operations                              (275)           2,662            (275)         6,872

  Cumulative effect of accounting change for goodwill impairment               --               --              --          (1,212)

                                                                        ----------       ----------      ----------     ----------
  Net loss                                                              $   (3,212)      $   (4,175)     $     (169)    $   (2,481)
                                                                        ==========       ==========      ==========     ==========

PER SHARE DATA (DILUTED)

  Income (loss) from continuing operations:
           Financial Services                                           $     0.02       $    (0.48)     $     1.02     $    (0.66)
           Health Services                                                   (0.19)           (0.04)          (0.38)         (0.05)
           Other Services                                                    (0.19)           (0.33)          (0.63)         (0.44)
                                                                        ----------       ----------      ----------     ----------

  Income (loss) from continuing operations                                   (0.36)           (0.85)           0.01          (1.15)

  Income from discontinued operations                                         --               --              --             0.13
  Gain (loss) on sale of discontinued operations                             (0.03)            0.33           (0.03)          0.86

  Cumulative effect of accounting change for goodwill impairment              --               --              --            (0.15)

                                                                        ----------       ----------      ----------     ----------
  Net loss                                                              $    (0.39)      $    (0.52)     $    (0.02)    $    (0.31)
                                                                        ==========       ==========      ==========     ==========

  Weighted average shares outstanding                                    8,085,305        7,613,479       8,004,266      7,611,629
  Weighted average shares outstanding (Diluted)                          8,269,846        8,025,479       8,111,820      8,019,333

                                                                                September 30        December 31
BALANCE SHEET                                                                       2003                2002
                                                                                -----------         -----------
                                                                                                     (Audited)

     Total assets                                                               $ 1,950,355         $ 1,715,147
     Senior and subordinated debt                                                    15,250              13,000
     Trust preferred securities                                                      20,700              20,700
     Shareholders' equity:
              Excluding unrealized gain on securities                                80,047              75,995
              As reported                                                            88,412              87,734
     Book value per share (Diluted) (1):
              Excluding unrealized gain on securities                                $ 9.66           $    9.62
              As reported                                                             10.67               11.10

(1) Considers conversion of options and warrants using the treasury stock method and stock price as of respective balance sheet date.

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                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                                                             SEPTEMBER 30        December 31
                                                                                                 2003                2002
                                                                                             ------------        -----------
                                                                                             (UNAUDITED)          (Audited)
                                          ASSETS
Investments:
     Securities available for sale:
         Fixed maturity securities at fair value (amortized cost $1,580,601 in 2003
         and $1,350,961 in 2002) ....................................................        $ 1,601,124         $ 1,379,792
     Mortgage loans on real estate ..................................................              4,141               6,348
     Policy loans ...................................................................             12,431              12,722
     Real estate ....................................................................                831               1,252
     Equity-indexed call options ....................................................             13,406               3,904
     Short-term investments .........................................................                670                 713
     Other invested assets ..........................................................              1,331               1,076
                                                                                             -----------         -----------
         Total investments ..........................................................          1,633,934           1,405,807
Cash and cash equivalents ...........................................................             46,977              60,197
Accrued investment income ...........................................................             16,013              16,255
Amounts due and recoverable from reinsurers .........................................             36,815              38,951
Deferred policy acquisition costs ...................................................            169,172             153,954
Present value of future profits .....................................................             14,881              14,949
Goodwill ............................................................................             11,101               6,417
Property and equipment (less accumulated depreciation of $4,851 in 2003 and $3,903
   in 2002) .........................................................................             12,613              12,832
Other assets ........................................................................              8,849               5,785
                                                                                             -----------         -----------
         Total assets ...............................................................        $ 1,950,355         $ 1,715,147
                                                                                             ===========         ===========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Insurance policy liabilities ...................................................        $ 1,799,745         $ 1,570,348
     Accrued expenses and other payables ............................................             14,791               5,561
     Obligations of capital lease ...................................................                538                 804
     Current federal income taxes ...................................................               --                 3,811
     Deferred federal income taxes ..................................................              4,079               6,432
     Mortgage payable ...............................................................              6,840               6,757
     Notes payable ..................................................................             15,250              13,000
                                                                                             -----------         -----------
         Total liabilities ..........................................................          1,841,243           1,606,713
                                                                                             -----------         -----------

Company-obligated trust preferred securities ........................................             20,700              20,700

Shareholders' Equity:
     Preferred stock, no par value:
         No shares issued and outstanding ...........................................               --                  --
     Common stock and additional paid in capital, no par value:
         Authorized 20,000,000 shares; issued 9,629,274 in 2003 and 9,369,752
         in 2002 ....................................................................             68,078              63,857
     Treasury stock, at cost, 1,515,078 shares in 2003 and 2002 .....................             (7,671)             (7,671)
     Accumulated other comprehensive income .........................................              8,365              11,739
     Retained earnings ..............................................................             19,640              19,809
                                                                                             -----------         -----------
         Total shareholders' equity .................................................             88,412              87,734
                                                                                             -----------         -----------
         Total liabilities and shareholders' equity .................................        $ 1,950,355         $ 1,715,147
                                                                                             ===========         ===========

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                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                               Three Months Ended              Nine Months Ended
                                                                                 September 30                    September 30
                                                                           -------------------------      -------------------------
                                                                             2003             2002          2003             2002
                                                                           --------         --------      --------         --------
Revenues:
     Premium income ...............................................        $  2,612         $  1,732      $  6,913         $  5,955
     Net investment income ........................................          19,852           19,785        61,621           55,429
     Call option gains (losses) ...................................           1,062           (3,049)        4,051          (10,040)
     Net realized investment gains (losses) .......................            (232)          (3,672)       18,051          (12,570)
     Policy income ................................................           2,864            2,139         7,837            5,862

     Fees and other income ........................................            (480)             392            37            2,100
                                                                           --------         --------      --------         --------
         Total revenues from continuing operations ................          25,678           17,327        98,500           46,736

Benefits and expenses:
     Benefits and claims ..........................................           4,285            2,577         9,885            7,351
     Interest credited to interest-sensitive annuities and other
         financial products .......................................          16,497           11,009        49,271           29,142
     Amortization .................................................           3,042            8,325        20,931           14,453
     Commission expenses...........................................              44              156           118            1,188
     Other operating expenses .....................................           5,217            4,002        15,093            9,114

     Interest expense and financing costs .........................           1,039            1,102         3,052            3,336
                                                                           --------         --------      --------         --------
         Total benefits and expenses from continuing operations ...          30,124           27,171        98,350           64,584

   Income (loss) before federal income taxes ......................          (4,446)          (9,844)          150          (17,848)

   Federal income tax expense (benefit) ...........................          (1,509)          (3,007)           44           (8,639)
                                                                           --------         --------      --------         --------
   Income (loss) from continuing operations .......................          (2,937)          (6,837)          106           (9,209)

Discontinued operations:
     Income from discontinued operations (less taxes of $550) .....            --               --            --              1,068
     Gain from the sale of discontinued  operations (less taxes of
     $0, $1,956, $0 and $2,169)                                                (275)           2,662          (275)           6,872
                                                                           --------         --------      --------         --------
   Total discontinued operations ..................................            (275)           2,662          (275)           7,940

   Cumulative effect of accounting change for goodwill impairment .            --               --            --             (1,212)
                                                                           --------         --------      --------         --------
   Net loss .......................................................        $ (3,212)        $ (4,175)     $   (169)        $ (2,481)
                                                                           ========         ========      ========         ========